Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
FOURTH QUARTER AND FISCAL YEAR 2025
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Eric Nierenberg in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held February 26, 2026 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q4 Fiscal 2025 Summary (Quarter ended January 3, 2026)
•Revenue: $197.0 million
•Net income: $13.2 million, or 6.7% of revenue; non-GAAP net income: $13.7 million, or 7.0% of revenue
•Earnings per diluted share: $1.99; and non-GAAP net income per diluted share: $2.06
•Operating margin and non-GAAP operating margin: 10.5%
•Non-GAAP EBITDA: $24.4 million, or 12.4% of revenue
•Effective tax rate: 29.1%; non-GAAP effective tax rate: 28.8%
•Utilization: 78%
•Consultant headcount at the end of Q4 of fiscal 2025: 959, which consists of 164 officers, 563 other senior staff and 232 junior staff
•Cash and cash equivalents: $18.2 million at January 3, 2026
•Revolving credit facility borrowing capacity: $162.2 million at January 3, 2026

Fiscal Year 2025 Summary (Fiscal Year ended January 3, 2026)
•Revenue: $751.6 million
•Net income: $54.8 million, or 7.3% of revenue; non-GAAP net income: $55.3 million, or 7.4% of revenue
•Earnings per diluted share: $8.14; non-GAAP net income per diluted share: $8.23
•Operating margin: 11.1%; non-GAAP operating margin: 11.0%
•Non-GAAP EBITDA: $96.8 million, or 12.9% of revenue
•Effective tax rate: 28.5% ; non-GAAP effective tax rate: 28.4%
•Utilization: 77%

Revenue
For Q4 of fiscal 2025, revenue was $197.0 million, compared with $176.4 million for Q4 of fiscal 2024.

For the full year fiscal 2025, revenue was $751.6 million, compared with $687.4 million for the full year fiscal 2024.

Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Officers	164	164	159	156	151
Other Senior Staff	563	567	557	566	552
Junior Staff	232	237	221	225	243
Total	959	968	937	947	946
Utilization
For Q4 of fiscal 2025 and Q4 of fiscal 2024, company-wide utilization was 78%.
For the full year fiscal 2025, company-wide utilization was 77%, compared with 75% for the full year fiscal 2024.
Client Reimbursables
For Q4 of fiscal 2025, client reimbursables were $18.6 million, or 9.4% of revenue, compared with $17.7 million, or 10.0% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, client reimbursables were $72.5 million, or 9.6% of revenue, compared with $65.7 million, or 9.6% of revenue, for the full year fiscal 2024.
Selling, General and Administrative (SG&A) Expenses
For Q4 of fiscal 2025, SG&A expenses were $33.7 million, or 17.1% of revenue, compared with $31.3 million, or 17.7% of revenue, for Q4 of fiscal 2024. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.0% of revenue for Q4 of fiscal 2025, compared with 1.8% in Q4 of fiscal 2024. Excluding these commissions, SG&A expenses were 16.1% of revenue for Q4 of fiscal 2025, compared with 15.9% in Q4 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
SG&A expenses	$33,689	17.1%	$31,266	17.7%
Less: commissions to non-employee experts	2,053	1.0%	3,192	1.8%
SG&A expenses excluding commissions	$31,636	16.1%	$28,074	15.9%
For the full year fiscal 2025, SG&A expenses were $135.0 million, or 18.0% of revenue, compared with $125.1 million, or 18.2% of revenue, for the full year fiscal 2024. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.8% of revenue for full year fiscal 2025, compared with 2.1% in full year fiscal 2024. Excluding these commissions, SG&A expenses were 16.1% of revenue for the full year fiscal 2025 and for the full year fiscal 2024, respectively.

	Fiscal Year Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
SG&A expenses	$135,031	18.0%	$125,050	18.2%
Less: commissions to non-employee experts	13,735	1.8%	14,642	2.1%
SG&A expenses excluding commissions	$121,296	16.1%	$110,408	16.1%
Depreciation & Amortization
For Q4 of fiscal 2025, depreciation and amortization expenses amounted to $3.7 million, or 1.9% of revenue, compared with $3.2 million, or 1.8% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, depreciation and amortization expenses amounted to $14.1 million, or 1.9% of revenue, compared with $11.7 million, or 1.7% of revenue, for the full year fiscal 2024.
Forgivable Loan Amortization
For Q4 of fiscal 2025, forgivable loan amortization was $14.0 million, or 7.1% of revenue, compared with $9.7 million, or 5.5% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, forgivable loan amortization was $39.4 million, or 5.2% of revenue, compared with $42.0 million, or 6.1% of revenue, for the full year fiscal 2024.

Share-Based Compensation Expense
For Q4 of fiscal 2025, share-based compensation expense was approximately $1.9 million, or 1.0% of revenue, compared with $1.5 million, or 0.9% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, share-based compensation expense was approximately $5.9 million, or 0.8% of revenue, compared with $5.3 million, or 0.8% of revenue, for the full year fiscal 2024.
Operating Income
For Q4 of fiscal 2025, income from operations was $20.6 million, or 10.5% of revenue, compared with income from operations of $21.5 million, or 12.2% of revenue, for Q4 of fiscal 2024. Non-GAAP income from operations was $20.6 million, or 10.5% of revenue, for Q4 of fiscal 2025, compared with $21.3 million, or 12.1% of revenue, for Q4 of fiscal 2024.

	Fiscal Quarter Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Income from operations	$20,638	10.5%	$21,454	12.2%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	—	—%	(190)	(0.1)%
Non-GAAP income from operations	$20,638	10.5%	$21,264	12.1%
For the full year fiscal 2025, income from operations was $83.1 million, or 11.1% of revenue, compared with income from operations of $70.8 million, or 10.3% of revenue, for the full year fiscal 2024. Non-GAAP income from operations was $82.7 million, or 11.0% of revenue, for the full year fiscal 2025, compared with $78.7 million, or 11.5% of revenue, for the full year fiscal 2024.

	Fiscal Year Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Income from operations	$83,124	11.1%	$70,751	10.3%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	—	—%	(190)	—%
Restructuring (1)(2)	(462)	(0.1)%	8,176	1.2%
Non-GAAP income from operations	$82,662	11.0%	$78,737	11.5%

(1) Fiscal year-to-date ended January 3, 2026 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(2) Fiscal year-to-date ended December 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Interest Income (Expense), net
For Q4 of fiscal 2025, net interest expense was $1.4 million, or 0.7% of revenue, compared with net interest expense of $1.0 million, or 0.6% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, net interest expense was $5.4 million, or 0.7% of revenue, compared with net interest expense of $4.4 million, or 0.6% of revenue, for the full year fiscal 2024.
Foreign Currency Gains (Losses), net
For Q4 of fiscal 2025, net foreign currency losses were $0.7 million, or 0.3% of revenue, compared with net foreign currency gains of $1.1 million, or 0.6% of revenue, for Q4 of fiscal 2024.
For the full year fiscal 2025, net foreign currency losses were $1.2 million, or 0.2% of revenue, compared with net foreign currency losses of $0.1 million, or less than 0.1% of revenue, for the full year fiscal 2024.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.

Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	January 3, 2026	December 28, 2024	January 3, 2026	December 28, 2024
Tax Provision	$5,403	$6,599	$5,553	$6,259
Effective Tax Rate	29.1%	30.6%	28.8%	30.9%

	GAAP		Non-GAAP
	Fiscal Year Ended		Fiscal Year Ended
$ in 000’s	January 3, 2026	December 28, 2024	January 3, 2026	December 28, 2024
Tax Provision	$21,791	$19,589	$21,974	$21,715
Effective Tax Rate	28.5%	29.6%	28.4%	29.2%

	Fiscal Quarter Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Income before provision for income taxes	$18,588	9.4%	$21,586	12.2%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	—	—%	(190)	(0.1)%
Foreign currency (gains) losses, net	667	0.3%	(1,145)	(0.6)%
Non-GAAP income before provision for income taxes	$19,255	9.8%	$20,251	11.5%

GAAP provision for income taxes	$5,403		$6,599
Tax effect on non-GAAP adjustments	150		(340)
Non-GAAP provision for income taxes	$5,553		$6,259

	Fiscal Year Ended
$ in 000’s	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Income before provision for income taxes	$76,573	10.2%	$66,242	9.6%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	—	—%	(190)	—%
Restructuring (1)(2)	(462)	(0.1)%	8,176	1.2%
Foreign currency (gains) losses, net	1,193	0.2%	92	—%
Non-GAAP income before provision for income taxes	$77,304	10.3%	$74,320	10.8%

GAAP provision for income taxes	$21,791		$19,589
Tax effect on non-GAAP adjustments	183		2,126
Non-GAAP provision for income taxes	$21,974		$21,715

(1) Fiscal year-to-date ended January 3, 2026 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(2) Fiscal year-to-date ended December 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Net Income
For Q4 of fiscal 2025, net income was $13.2 million, or 6.7% of revenue, or $1.99 per diluted share, compared with net income of $15.0 million, or 8.5% of revenue, or $2.18 per diluted share, for Q4 of fiscal 2024. Non-GAAP net income for Q4 of fiscal 2025 was $13.7 million, or 7.0% of revenue, or $2.06 per diluted share, compared with $14.0 million, or 7.9% of revenue, or $2.03 per diluted share, for Q4 of fiscal 2024.
For the full year fiscal 2025, net income was $54.8 million, or 7.3% of revenue, or $8.14 per diluted share, compared with net income of $46.7 million, or 6.8% of revenue, or $6.74 per diluted share, for the full year fiscal 2024. Non-GAAP net income for the full year fiscal 2025 was $55.3 million, or 7.4% of revenue, or $8.23 per diluted share, compared with $52.6 million, or 7.7% of revenue, or $7.60 per diluted share, for the full year fiscal 2024.
Non-GAAP EBITDA
For Q4 of fiscal 2025 and for Q4 of fiscal 2024, non-GAAP EBITDA was $24.4 million, or 12.4% of revenue for Q4 of fiscal 2025, compared with 13.9% of revenue for Q4 of fiscal 2024.
For the full year fiscal 2025, non-GAAP EBITDA was $96.8 million, or 12.9% of revenue, compared with $90.4 million, or 13.2% of revenue, for the full year fiscal 2024.
Constant Currency Basis
For Q4 of fiscal 2025, revenue was $197.0 million, and net income was $13.2 million, or 6.7% of revenue, or $1.99 per diluted share. On a constant currency basis relative to Q4 of fiscal 2024, Q4 of fiscal 2025 revenue would have been lower by $1.4 million at $195.6 million; GAAP net income would have decreased by $0.2 million to $13.0 million, or 6.6% of revenue; and earnings per diluted share would have decreased by $0.04 to $1.95 per diluted share.
For Q4 of fiscal 2025, revenue was $197.0 million and non-GAAP net income was $13.7 million, or 7.0% of revenue, or $2.06 per diluted share. On a constant currency basis relative to Q4 of fiscal 2024, Q4 of fiscal 2025 revenue would have been lower by $1.4 million at $195.6 million; non-GAAP net income would have decreased by $0.2 million to $13.5 million, or 6.8% of revenue; non-GAAP earnings per diluted share would have decreased by $0.03 to $2.03 per diluted share; and non-GAAP EBITDA would have been lower by $0.4 million at $24.0 million, or 12.3% of revenue.
Full year fiscal 2025, revenue was $751.6 million, and net income was $54.8 million, or 7.3% of revenue, or $8.14 per diluted share. On a constant currency basis relative to full year fiscal 2024, full year fiscal 2025 revenue would have been lower by $3.9 million at $747.7 million; GAAP net income would have decreased by $0.7 million to $54.1 million, or 7.2% of revenue; and earnings per diluted share would have decreased by $0.10 to $8.04 per diluted share.
Full year fiscal 2025, revenue was $751.6 million and non-GAAP net income was $55.3 million, or 7.4% of revenue, or $8.23 per diluted share. On a constant currency basis relative to full year fiscal 2024, full year fiscal 2025 revenue would have been lower by $3.9 million at $747.7 million; non-GAAP net income would have decreased by $0.7 million to $54.6 million, or 7.3% of revenue; non-GAAP earnings per diluted share would have decreased by $0.11 to $8.12 per diluted share; and non-GAAP EBITDA would have been lower by $0.9 million at $95.9 million, or 12.8% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at January 3, 2026 were $248.9 million, compared with $219.5 million at December 28, 2024. Current liabilities at January 3, 2026 were $330.0 million, compared with $251.3 million at December 28, 2024.
Total Days Sales Outstanding, or DSO, for Q4 of fiscal 2025 was 108 days, consisting of 78 days of billed and 30 days of unbilled. This compares with 106 days reported for Q4 of fiscal 2024, consisting of 76 days of billed and 30 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents were $18.2 million at January 3, 2026, compared with $26.7 million at December 28, 2024.
Net cash provided by operating activities for Q4 of fiscal 2025 was $60.0 million, compared with net cash provided by operating activities of $79.4 million for Q4 of fiscal 2024. For the full year fiscal 2025, net cash provided by operating activities was $22.4 million, compared with $49.7 million for the full year 2024.
As of January 3, 2026, there was $34.0 million in outstanding borrowing under CRA’s revolving credit facility, compared with no outstanding borrowings at December 28, 2024.
Capital expenditures totaled $1.1 million for Q4 of fiscal 2025, compared with $10.6 million for Q4 of fiscal 2024. Capital expenditures totaled $3.9 million during full year fiscal 2025, compared with $16.6 million during full year fiscal 2024.
During the full year fiscal 2025, approximately 252,000 shares of common stock were repurchased for $47.1 million, compared with the full year fiscal 2024 when approximately 206,000 shares of common stock repurchased for $33.3 million, including transaction costs.
A quarterly cash dividend of $0.57 per common share, for total dividends and dividend equivalents of $3.7 million were paid in Q4 of fiscal 2025, compared with a quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.4 million paid in Q4 of fiscal 2024. During the full year fiscal 2025, $13.8 million of dividends and dividend equivalents were paid, compared with $12.3 million paid during the full year fiscal 2024.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the fourth quarters and the years ended January 3, 2026 and December 28, 2024 from its audited financial statements appearing on Form 10-K for the fiscal year ended January 3, 2026, filed with the Securities and Exchange Commission on February 26, 2026. The condensed consolidated statement of cash flow data for the first, second and third quarters of fiscal years 2025 and 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters, as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended January 3, 2026 and December 28, 2024, and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2025	2025	2025	2025	2025
Net cash provided by (used in) operating activities	$22,424	$60,019	$36,547	$5,852	$(79,994)
Net cash used in investing activities	(3,868)	(1,055)	(650)	(1,189)	(974)
Net cash provided by (used in) financing activities	(29,842)	(64,733)	(32,292)	(11,875)	79,058
Effect of foreign exchange rates on cash and cash equivalents	2,785	1,483	(557)	1,062	797
Net increase (decrease) in cash and cash equivalents	$(8,501)	$(4,286)	$3,048	$(6,150)	$(1,113)
Cash and cash equivalents at beginning of period	26,711	22,496	19,448	25,598	26,711
Cash and cash equivalents at end of period	$18,210	$18,210	$22,496	$19,448	$25,598

GAAP Condensed Consolidated Statement of Cash Flows	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2024	2024	2024	2024	2024
Net cash provided by (used in) operating activities	$49,735	$79,424	$31,584	$1,807	$(63,080)
Net cash used in investing activities	(18,123)	(10,591)	(2,986)	(3,816)	(730)
Net cash provided by (used in) financing activities	(48,857)	(64,629)	(29,927)	(10,353)	56,052
Effect of foreign exchange rates on cash and cash equivalents	(1,630)	(1,974)	1,161	(111)	(706)
Net increase (decrease) in cash and cash equivalents	$(18,875)	$2,230	$(168)	$(12,473)	$(8,464)
Cash and cash equivalents at beginning of period	45,586	24,481	24,649	37,122	45,586
Cash and cash equivalents at end of period	$26,711	$26,711	$24,481	$24,649	$37,122

Non-GAAP Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Non-GAAP Adjusted Net Cash Flows from Operations	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2025	2025	2025	2025	2025
GAAP net cash provided by (used in) operating activities	$22,424	$60,019	$36,547	$5,852	$(79,994)
Forgivable loan advances	87,909	17,571	29,400	13,507	27,431
Forgivable loan repayments	(1,933)	—	(1,333)	—	(600)
Non-GAAP adjusted net cash flows from operations	$108,400	$77,590	$64,614	$19,359	$(53,163)

Net revenue	$751,583	$196,963	$185,891	$186,878	$181,851

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	3.0%	30.5%	19.7%	3.1%	(44.0)%
Non-GAAP adjusted net cash flows from operations as a percentage of net revenue	14.4%	39.4%	34.8%	10.4%	(29.2)%

Non-GAAP Adjusted Net Cash Flows from Operations	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2024	2024	2024	2024	2024
GAAP net cash provided by (used in) operating activities	$49,735	$79,424	$31,584	$1,807	$(63,080)
Forgivable loan advances	45,494	7,106	14,258	18,880	5,250
Forgivable loan repayments	(2,761)	(2,473)	—	(288)	—
Non-GAAP adjusted net cash flows from operations	$92,468	$84,057	$45,842	$20,399	$(57,830)

Net revenue	$687,414	$176,435	$167,748	$171,442	$171,789

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	7.2%	45.0%	18.8%	1.1%	(36.7)%
Non-GAAP adjusted net cash flows from operations as a percentage of net revenue	13.5%	47.6%	27.3%	11.9%	(33.7)%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and non-GAAP adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JANUARY 3, 2026 COMPARED TO DECEMBER 28, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Revenues	$196,963	100.0%	$176,435	100.0%	$751,583	100.0%	$687,414	100.0%
Cost of services (exclusive of depreciation and amortization)	138,924	70.5%	120,541	68.3%	519,288	69.1%	479,936	69.8%
Selling, general and administrative expenses	33,689	17.1%	31,266	17.7%	135,031	18.0%	125,050	18.2%
Depreciation and amortization	3,712	1.9%	3,174	1.8%	14,140	1.9%	11,677	1.7%
Income from operations	20,638	10.5%	21,454	12.2%	83,124	11.1%	70,751	10.3%

Interest expense, net	(1,383)	-0.7%	(1,013)	-0.6%	(5,358)	-0.7%	(4,417)	-0.6%
Foreign currency gains (losses), net	(667)	-0.3%	1,145	0.6%	(1,193)	-0.2%	(92)	—%
Income before provision for income taxes	18,588	9.4%	21,586	12.2%	76,573	10.2%	66,242	9.6%
Provision for income taxes	5,403	2.7%	6,599	3.7%	21,791	2.9%	19,589	2.8%
Net income	$13,185	6.7%	$14,987	8.5%	$54,782	7.3%	$46,653	6.8%

Net income per share:
Basic	$2.01		$2.21		$8.23		$6.82
Diluted	$1.99		$2.18		$8.14		$6.74

Weighted average number of shares outstanding:
Basic	6,547		6,763		6,641		6,821
Diluted	6,627		6,866		6,714		6,908

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JANUARY 3, 2026 COMPARED TO DECEMBER 28, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Revenues	$196,963	100.0%	$176,435	100.0%	$751,583	100.0%	$687,414	100.0%

Net income	$13,185	6.7%	$14,987	8.5%	$54,782	7.3%	$46,653	6.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	(190)	-0.1%	—	—%	(190)	—%
Restructuring (1)(2)	—	—%	—	—%	(462)	-0.1%	8,176	1.2%
Foreign currency (gains) losses, net	667	0.3%	(1,145)	-0.6%	1,193	0.2%	92	—%
Tax effect on adjustments	(150)	-0.1%	340	0.2%	(183)	—%	(2,126)	-0.3%
Non-GAAP net income	$13,702	7.0%	$13,992	7.9%	$55,330	7.4%	$52,605	7.7%

Non-GAAP net income per share:
Basic	$2.09		$2.06		$8.31		$7.69
Diluted	$2.06		$2.03		$8.23		$7.60

Weighted average number of shares outstanding:
Basic	6,547		6,763		6,641		6,821
Diluted	6,627		6,866		6,714		6,908

(1) Fiscal year-to-date ended January 3, 2026 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(2) Fiscal year-to-date ended December 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JANUARY 3, 2026 COMPARED TO DECEMBER 28, 2024
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue	January 3, 2026	As a % of Revenue	December 28, 2024	As a % of Revenue
Revenues	$196,963	100.0%	$176,435	100.0%	$751,583	100.0%	$687,414	100.0%

Net income	$13,185	6.7%	$14,987	8.5%	$54,782	7.3%	$46,653	6.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	(190)	-0.1%	—	—%	(190)	—%
Restructuring (1)(2)	—	—%	—	—%	(462)	-0.1%	8,176	1.2%
Foreign currency (gains) losses, net	667	0.3%	(1,145)	-0.6%	1,193	0.2%	92	—%
Tax effect on adjustments	(150)	-0.1%	340	0.2%	(183)	—%	(2,126)	-0.3%
Non-GAAP net income	$13,702	7.0%	$13,992	7.9%	$55,330	7.4%	$52,605	7.7%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,383	0.7%	1,013	0.6%	5,358	0.7%	4,417	0.6%
Provision for income taxes	5,553	2.8%	6,259	3.5%	21,974	2.9%	21,715	3.2%
Depreciation and amortization	3,712	1.9%	3,174	1.8%	14,140	1.9%	11,677	1.7%
Non-GAAP EBITDA	$24,350	12.4%	$24,438	13.9%	$96,802	12.9%	$90,414	13.2%

(1) Fiscal year-to-date ended January 3, 2026 includes restructuring and separation benefits totaling $4.9M, comprised of $3.8M in cash and $1.1M in non-cash charges; net of the reversal of $5.4M of non-cash charges associated with a previously recorded performance award.

(2) Fiscal year-to-date ended December 28, 2024 includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	January 3, 2026	December 28, 2024
Assets
Cash and cash equivalents	$18,210	$26,711
Accounts receivable and unbilled services, net	248,862	219,548
Other current assets	36,057	23,104
Total current assets	303,129	269,363

Property and equipment, net	36,713	45,205
Goodwill and intangible assets, net	100,404	100,953
Right-of-use assets	76,132	81,157
Other assets	112,495	74,761
Total assets	$628,873	$571,439

Liabilities and Shareholders’ Equity
Accounts payable	$30,177	$28,155
Accrued expenses	223,460	181,413
Current portion of lease liabilities	17,223	18,696
Revolving line of credit	34,000	—
Other current liabilities	25,169	23,045
Total current liabilities	330,029	251,309
Non-current portion of lease liabilities	76,009	84,541
Other non-current liabilities	9,237	23,516
Total liabilities	415,275	359,366

Total shareholders’ equity	213,598	212,073
Total liabilities and shareholders’ equity	$628,873	$571,439

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Year Ended
	January 3, 2026	December 28, 2024
Operating activities:
Net income	$54,782	$46,653
Adjustments to reconcile net income to net cash provided by operating activities, net of effect of acquired businesses:
Non-cash items, net	34,976	29,316
Accounts receivable and unbilled services	(25,673)	(22,197)
Working capital items, net	(41,661)	(4,037)
Net cash provided by operating activities	22,424	49,735

Investing activities:
Purchases of property and equipment	(3,868)	(16,623)
Consideration paid for acquisitions, net	—	(1,500)
Net cash used in investing activities	(3,868)	(18,123)

Financing activities:
Borrowings under revolving line of credit	132,000	102,000
Repayments under revolving line of credit	(98,000)	(102,000)
Tax withholding payments reimbursed by shares	(2,862)	(3,209)
Cash dividends paid	(13,831)	(12,300)
Repurchase of common stock	(47,149)	(33,348)
Net cash used in financing activities	(29,842)	(48,857)

Effect of foreign exchange rates on cash and cash equivalents	2,785	(1,630)

Net increase (decrease) in cash and cash equivalents	(8,501)	(18,875)
Cash and cash equivalents at beginning of period	26,711	45,586
Cash and cash equivalents at end of period	$18,210	$26,711

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$(449)	$598
Excise tax on share repurchases	$(415)	$(270)
Asset retirement obligations	$—	$191
Right-of-use assets obtained in exchange for lease obligations	$8,460	$10,084
Supplemental cash flow information:
Cash paid for taxes	$26,459	$21,444
Cash paid for interest	$4,659	$4,145
Cash paid for amounts included in operating lease liabilities	$24,826	$20,963